Exhibit 99.2

CSMLT 2015-3

By

AMC Diligence, LLC

October 15, 2015

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on jumbo and high balance agency residential mortgage loans originated by New Penn Financial, LLC. The review was conducted on behalf of Shellpoint Partners, LLC (“Client”) from August 2013 to April, 2015 via New Penn Financial Secure Site (XDOC) where files were imaged for review (the “Review”). Results of the review were reported based upon AMC’s findings at the time of the initial review and have not been adjusted for any diligence items that may have required refreshing per rating agency guidelines. These activities, if any, may have been performed independent from AMC.

The Review included loans originated from July 2013 to April 2015.

(2) Sample size of the assets reviewed.

The Review was conducted on 100% of the securitization loan population that was selected by Client. The Review originally consisted of a population of 14 loans with an aggregate principal balance of $8.83 million; however, one loan was dropped from this population as the loan was found to be QM – Rebuttable Presumption versus QM – Safe Harbor. The final securitization population consisted of 13 loans with an aggregate original principal balance of approximately $8.38 million. Of this population, 11 loans were originated after January 10, 2014 and 2 were originated prior to January 10, 2014.

(3) Determination of the sample size and computation.

The Review was conducted on 100% of the final securitization loan population consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC.

This comparison included the following data fields:

Last Name	Appraised Value	Next Due Date	Next Rate Chg. Date
First Name	Sale Price	Property Units	1st Pmt Chg Date
Occupancy	LTV	Maturity Date	Next Pmt Chg Date
Purpose	CLTV	Mod Flag	Reset Frequency
Address	Note Date	Mod Date	Rounding Code
City	Loan Amount	Current Rate	Lookback Period
State	First Pmt Date	Current P&I	Initial Roll Cap
Zip	Original Rate	Rate Index	Periodic Rate Cap
Doc Type	Original P&I	Amortization Term	Life Rate Cap
Lien Position	Interest Only Flag	Deferred Balance	Life Rate Floor
Credit Score	Margin	Negative Amort Flag	Balloon Flag
DTI	1st Rate Chg Date	IO Term	Borrower SSN
Property Type	Prepay Months	PP Term	Co-Borrower SSN

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed the origination of the assets to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below in Section 7, that were provided to AMC and as directed by Client. When applicable, a review of the loan files to the Automated Underwriting System output within the file was also performed.

(6) Value of collateral securing the assets: review and methodology.

Third-party valuation products were ordered by AMC on all 13 loans (100% of the pool). Desk Reviews were ordered on 9 of the loans and AVMs was ordered on 4 loans. All 13 third party valuations supported the original appraised values within a 10% tolerance.

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Credit Application

For the Credit Application, AMC verified:

▪	The application was signed by all listed borrowers;
▪	The application was substantially filled out;
▪	All known borrower-owned properties are disclosed on the Real Estate Owned section 2; and
▪	Borrowers Employment history.

Credit Report

AMC verified:

▪	A credit report that meets guideline requirements was present for each borrower;
▪	Captured the monthly consumer debt payments for use in the calculation;
▪	Noted and researched the Real Estate Owned and fraud alerts;
▪	Gathered liabilities listed on the report to be included in the debt to income ratio as appropriate;
▪	Verified that the borrower’s credit profile adheres to guidelines;
▪	Gathered data required for ASF tape submission including:
o	Most recent FICO (scores from Equifax, Experian, and Transunion if available);
o	Most recent FICO date;
o	Longest Trade Line;
o	Maximum Trade Line;
o	Number of trade lines; and
o	Credit Usage Ratio.

Employment and Income

AMC determined whether all applicable supporting documentation as required by the guidelines and if applicable, Appendix Q or ATR, was in the file and noted indications of potentially fraudulent documents. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with guidelines.

Documentation verifying employment and income may have included:

▪	Verbal or Written VOE’s;
▪	Pay stubs;
▪	W-2 forms;
▪	Tax returns;
▪	Financial statements;
▪	Award letters; and
▪	IRS Tax Transcripts (compared to Tax Returns submitted by Borrower(s).

Asset Review

AMC assessed whether the asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the file. In addition a review of the reserve calculation was performed and a review of any large deposits was undertaken. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included:

▪	VOD’s;
▪	Depository account statements;
▪	Stock or security account statements;
▪	Gift funds;
▪	Escrow or earnest money deposits; and
▪	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved.

Hazard/Flood insurance/Taxes

A review of the insurance present on the loan was also performed by AMC:

▪	Verified that the hazard insurance met the minimum required amount of coverage in the guidelines;
▪	For condominium properties, confirmed that the blanket policy met the minimum amount of coverage;
▪	Confirmed that the flood cert was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification;
▪	For properties in a flood zone per the flood cert, confirmed that flood insurance met guideline requirements in the file and met the minimum required amount of coverage;

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▪	Confirmed that the mortgagee clause listed the lender’s name and “its successors and assigns”;
▪	Confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations; and
▪	Reviewed Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and that taxes were current.

DU/LP Review

When provided and appropriate, AMC verifies that DU findings include an approve/ineligible decision as required per guidelines. However, all loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review

AMC confirmed the property occupancy is consistent with the loan approval and borrowers’ disclosure on the loan application based solely on information contained in the loan file and any fraud report obtained in connection with the loan.

Guideline Review

AMC confirmed:

▪	The loan was originated in accordance with the required guidelines.
▪	The DTI of the borrower(s) satisfied the guideline requirements;
▪	The LTV/TLTV/HTLTV satisfied the guideline requirements;
▪	The credit score for each borrower satisfied the guideline requirements;
▪	The asset reserves of the borrower(s) satisfied the guideline requirements;
▪	The property type and use is eligible according to the guidelines, and if the property type is a condominium or cooperative, assessed whether the condominium or cooperative project adheres to required guidelines;
▪	All borrowers are eligible based on the guidelines and information in the loan file; and
▪	The transaction is eligible based on the guidelines.

(II) Fraud Review

To the extent potentially fraudulent activity was identified as part of the Document Review described below, such information was reported to Client. In addition, AMC reviewed the results of any independent, third party fraud report in each file, to the extent present in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty did not produce one, AMC conditioned the loan for the missing product.

Fraud report was:

▪	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
▪	Reviewed for any social security number variations for the borrowers and confirmed that the variations have been addressed in the loan file;
▪	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirmed that any issues have been addressed in the loan file;
▪	Reviewed for any employment issues and confirmed that any issues have been addressed in the loan file;
▪	Reviewed for any additional consumers associated with the borrowers’ profiles and confirmed the materiality and material issues have been addressed in the loan file; and
▪	Reviewed to verify that all red flag issues.

(III) Additional Review of Loan File

AMC:

▪	Reviewed closing documents to ensure that the loan file information is complete, accurate, and consistent with other documents;
▪	Reviewed the documents in the loan file for conformity to Fannie Mae or Freddie Mac approved formats at the time of origination. If standard GSE forms were not used for the loan, confirm existence of;
I.	Due on Sale Clause;
II.	Mortgagors requirement to maintain adequate insurance at Mortgagor’s own expense; and
III.	Holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law.

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▪	Reviewed for evidence of primary mortgage insurance;
▪	At the time the loan was originally reviewed, AMC reviewed FEMA data base to determine if any mortgaged property is located within a disaster zone that was declared after the date of the final appraisal; and
▪	Reviewed for evidence of any loan modification entered into subsequent to the date of origination.

(IV) Title Review

AMC:

▪	Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens, and
▪	Reviewed the chain of title and duration of ownership by Seller or Borrower (whichever is applicable) satisfied the guidelines.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed each appraisal, as provided, to determine the following:

▪	Verify the appraisal report is on the appropriate GSE form;
▪	Validate that the Seller/Servicer’s policies and procedures were followed including the appropriate level of review;
▪	If more than one valuation is provided, confirm consistency among them and if there are discrepancies that cannot be resolved, create an exception and work with client on next steps, including the ordering of additional products such as CDAs, BPOs and full appraisals;
▪	Verify that the appraisal is materially complete;
▪	Verify that the property value is supported within 10% by a secondary valuation product;
▪	Ensure that value product that was not part of the origination decision and was directly accessible to AMC. If initial product delivered to AMC does not support the value, additional products following client specific waterfall may have been ordered;
▪	Value and square footage are bracketed by the comparables used;
▪	All pictures support that the property is in average or better condition and any repairs are noted where required;
▪	All pictures support the subject property is the one for which the valuation was ordered and that there are no negative external factors;
▪	Capture the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that it is within standard appraisal guidelines;
▪	Check and capture quality and condition of property;
▪	Verify that comparables used are similar in size, style and location to subject;
▪	Comment on size, style, bed and bath counts of the subject property and confirm that they are in line with the comparables and reasonable adjustments were made, if necessary;
▪	Demand and supply, zoning and legal use restrictions are analyzed and accounted for in the value
▪	Confirm that appraiser was actively licensed to perform the valuation;
▪	If, at the time of initial review, the property zip code was declared a FEMA disaster area after the valuation date, request a post-disaster inspection to confirm no damage occurred;
▪	The appraisal was dated within the guideline restrictions, the address matches the note and the appraisal form is complete;
▪	The appraisal meets all guidelines including the property type; and
▪	If the values in the file and the independent value were not within 10% of each other that the client was notified and another product was ordered;
▪	The appraisal notes that the current use of the property is legal or legal non-conforming (grandfathered);
▪	The appraisal report notes no apparent environmental problems;
▪	The appraisal was made and signed prior to the final approval of the loan application;
▪	The named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA; and
▪	Appraisal is made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued

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with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions.
b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties; and
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and (v) timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature.

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h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

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c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in

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determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of loans in the review population were conduit production and have only been closed for days or weeks at the time AMC reviewed the loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender and relevant Rating Agency guidelines, instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this Section 7, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(X) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XI) Document Review

AMC reviewed each loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent, in addition to certain other disclosures related to the enumerated tests set forth in Section 7,:

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T
▪	Asset documentation;

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▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final 1003;
▪	Final TIL;
▪	HUD from sale of previous residence;
▪	Initial and final GFE’s;
▪	Changed circumstance documentation;
▪	Final HUD-1;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures; and
▪	Notice of Special Flood Hazards.

Additionally, AMC:

▪	Verified all listed borrowers signed all documents requiring signature;
▪	Verified that all borrowers signing documents are 18 years or older at time of loan origination.
▪	Compared social security numbers across all documents;
▪	Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document; and
▪	Reviewed validations related to DTI and/or LTV to assess conformity with the original data submitted and adherence to the guidelines.

Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

(8) Other: review and methodology.

Not applicable.

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Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc., and Standard & Poor’s Rating Services, a Standard and Poor’s Financial Services LLC business.

QUALIFIED MORTGAGE REVIEW RESULTS SUMMARY

Of the thirteen (13) loans in the final securitization population, eleven (11) loans were subject to TILA qualified mortgage testing. Of these loans, AMC determined that all of them were TILA “safe harbor” qualified mortgage loans. The remaining two (2) loans in the population were originated prior to the implementation of qualified mortgage regulations.

Of the thirteen (13) loans in the final securitization population, only one (1) loan (7.69% of the population), after all documents were presented, had an exception.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 13 loans reviewed, 0 (0%) had tape discrepancies.

CREDIT REVIEW RESULTS SUMMARY

There was no credit exceptions on the 13 loans reviewed.

NRSRO Grade	# of Loans	Percentage of Loans
A	13	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION RESULTS SUMMARY

There was no property exceptions on the 13 loans reviewed

NRSRO Grade	# of Loans	Percentage of Loans
A	13	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

COMPLIANCE RESULTS SUMMARY

Of the securitization population, one (1) loan was not an “A” compliance grade. This one loan had a compliance “B” grade due to a RESPA tolerance exception that was cured with a credit to the borrower at funding.

NRSRO Grade	# of Loans	Percentage of Loans
A	12	92.31%
B	1	7.69%
C	0	0.00%
D	0	0.00%

EXCEPTIONS SUMMARY

Exceptions	# of Loans	Percentage of Loans
RESPA Tolerance	1	7.69%

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ADDITIONAL LOAN POPULATION SUMMARY

Occupancy	# of Loans	Percentage of Loans
Primary	13	100.00%
Second Home	0	0.00%
Investment/Non Owner	0	0.00%

Purpose	# of Loans	Percentage of Loans
Purchase	8	61.54%
Rate Term Refi	5	38.46%
Cashout Refi	0	0.00%

Property Type	# of Loans	Percentage of Loans
SFR	8	61.54%
PUD	5	38.46%

Lien Position	# of Loans	Percentage of Loans
1st Lien	13	100.00%
2nd Lien	0	0.00%

Loan Term	# of Loans	Percentage of Loans
360	12	92.31%
180	1	7.69%

Amortization Type	# of Loans	Percentage of Loans
Fixed	11	84.62%
ARM	2	15.38%

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